SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                       C U R R E N T   R E P O R T

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                              July 10, 1995
             Date of Report (Date Of Earliest Event Reported)

                          MIDLANTIC CORPORATION
     (Exact Name Of Registrant As Specified In Its Charter)

                               New Jersey
              (State Or Other Jurisdiction Of Incorporation)

             0-15870                        22-2699903
     (Commission File Number)      (IRS Employer Identification No.)

                  499 Thornall Street, Metro Park Plaza
                 P.O. Box 600, Edison, New Jersey  08818
     (Address Of Principal Executive Offices)       (Zip Code)

                            (908) 321-8000
           (Registrant's Telephone Number, including Area Code)

                            NOT APPLICABLE
      (Former Name Or Former Address, If Changed Since Last Report)



     ITEM 5.  OTHER EVENTS.

               On July 10, 1995, Midlantic Corporation
     ("Midlantic"), PNC Bank Corp. ("PNC") and PNC Bancorp, Inc. ("PNC Sub") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") and an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger (the "Merger") of Midlantic with and into PNC Sub, with PNC Sub surviving the Merger. The Merger is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

               Pursuant to the Merger Agreement, each share of the common stock, par value $3.00 per share (the "Midlantic Common Stock"), of Midlantic outstanding on the date of the Merger (excluding shares of Midlantic Common Stock held by Midlantic as treasury stock or shares held by PNC or any of its subsidiaries, but including shares of Midlantic Common Stock (i) held directly or indirectly by PNC or Midlantic or any of their respective subsidiaries in a fiduciary capacity that are beneficially owned by third parties and (ii) held by PNC or Midlantic or any of their respective subsidiaries in respect of a debt previously contracted) will be converted into 2.05 shares of the common stock, par value $5.00 per share, of PNC ("PNC Common Stock"). No fractional shares of PNC Common Stock will be issued in the Merger, and Midlantic's stockholders who otherwise would be entitled to receive a fractional share of PNC Common Stock will receive a cash payment in lieu thereof.

               Consummation of the Merger is subject to certain standard conditions, including, but not limited to, approval of the Merger by the holders of a majority of the shares of the Midlantic Common Stock cast at a meeting of such holders, approval of the issuance of shares of PNC Common Stock in the Merger by the holders of a majority of the votes cast at a meeting of the holders of PNC Common Stock and the receipt of all required regulatory approvals without the imposition of any condition or requirement which, in the reasonable opinion of the Board of Directors of PNC or Midlantic, so materially and adversely affects the anticipated economic and business benefits to PNC or Midlantic, respectively, of the transactions contemplated by the Reorganization Agreement as to render consummation of such transactions inadvisable.

               Following the Merger, PNC will increase the number of directors serving on the PNC Board of Directors by four and will elect Garry J. Scheuring, the Chairman, President and Chief Executive Officer of Midlantic and three directors of Midlantic, selected by Midlantic and subject to approval by PNC, to serve on the PNC Board of Directors.

               As a condition to the execution and delivery of the Merger Agreement and the Reorganization Agreement, Midlantic and PNC entered into reciprocal stock option agreements, each dated as of July 10, 1995 (collectively, the "Stock Option Agreements"). Pursuant to the Stock Option Agreements, Midlantic granted PNC an option to purchase up to 10,425,000 shares of Midlantic Common Stock at a price of $48.00 per share and PNC granted Midlantic an option to purchase up to 45,500,000 shares of PNC Common Stock at a price of $35.00 per share. Each option is exercisable only upon the occurrence of certain events described therein, none of which has occurred as of the date hereof.

               In connection with entering into the Merger
     Agreement, the Midlantic Board of Directors approved an amendment (the "Amendment") to the Rights Agreement, dated February 23, 1990, between Midlantic and Midlantic National Bank, as Rights Agent (the "Rights Agreement"), so that neither the actions to be taken by PNC in order to effectuate the Merger (as contemplated by the Merger Agreement and the Reorganization Agreement) nor the execution of the Stock Option Agreements will constitute an event which would allow exercise of the rights under the Rights Agreement.

               The Merger Agreement, the Reorganization
     Agreement, the Stock Option Agreements and the Amendment are attached hereto as exhibits and incorporated herein by reference in their entirety. The foregoing summaries of the Merger Agreement, the Reorganization Agreement, the Stock Option Agreements and the Amendment do not purport to be complete and are qualified in their entirety by reference to such exhibits.

     ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

          (c)  Exhibits

               The following Exhibits are filed with this Current Report on Form 8-K:

     Exhibit
     Number                   Description

       2.1          Agreement and Plan of Reorganization,
                    dated as of July 10, 1995, among Midlantic
                    Corporation, PNC Bank Corp. and PNC
                    Bancorp, Inc.

       2.2 Agreement and Plan of Merger, dated as of July 10, 1995, among Midlantic
                    Corporation, PNC Bank Corp. and PNC
                    Bancorp, Inc.

      99.1          Stock Option Agreement, dated as of July
                    10, 1995, between Midlantic Corporation
                    and PNC Bank Corp.

      99.2          Stock Option Agreement, dated as of July
                    10, 1995, between PNC Bank Corp. and
                    Midlantic Corporation.

      99.3 Amendment, dated as of July 10, 1995, to the Rights Agreement, dated as of February
                    23, 1990, by and between Midlantic
                    Corporation and Midlantic National Bank, as Rights Agent.


                             SIGNATURE

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated:  July 20, 1995

                              MIDLANTIC CORPORATION

                              By: /s/ Joseph H. Kott
                                  ________________________
                              Name:  Joseph H. Kott
                              Title: Executive Vice President
                                     and General Counsel



                           EXHIBIT INDEX

     Exhibit
     Number              Description

       2.1          Agreement and Plan of Reorganization,
                    dated as of July 10, 1995, among Midlantic
                    Corporation, PNC Bank Corp. and PNC
                    Bancorp, Inc.

       2.2 Agreement and Plan of Merger, dated as of July 10, 1995, among Midlantic
                    Corporation, PNC Bank Corp. and PNC
                    Bancorp, Inc.

       99.1         Stock Option Agreement, dated as of July
                    10, 1995, between Midlantic Corporation
                    and PNC Bank Corp.

       99.2         Stock Option Agreement, dated as of July
                    10, 1995, between PNC Bank Corp. and
                    Midlantic Corporation.

       99.3 Amendment, dated as of July 10, 1995, to the Rights Agreement, dated as of February
                    23, 1990, by and between Midlantic
                    Corporation and Midlantic National Bank, as Rights Agent.